MORGAN STANLEY GLOBAL LONG/SHORT FUND P (THE “FUND”)

SUPPLEMENT

DATED SEPTEMBER 16, 2011

to the Prospectus Dated April 29, 2011 (the “Prospectus”)

Effective November 1, 2011, as approved by the Fund’s Board of Trustees, the Fund’s maximum allowable sales charge has been increased from 2.00% to 3.00%.

In connection with this change, the Prospectus is hereby supplemented as follows:

1. The chart on the front cover of the Prospectus is hereby replaced with the following chart:

	Per Share	Total
Public Offering Price	$1,030	$1,030,000,000
Sales Load(1)	$30	$30,000,000
Proceeds to the Fund(2)	$1,000	$1,000,000,000

(1)	Generally, the stated minimum initial investment by an investor in the Fund is $50,000, which stated minimum may be reduced for certain investors. Investors purchasing Shares (as defined herein) may be charged a sales load of up to 3% of the Investor’s subscription. The table assumes the maximum sales load is charged. Investments may be subject to a sales load in the amounts set forth below:

Investment Amount	Sales Load
Less than $250,000	3%
$250,000—$499,999	2%
$500,000—$999,999	1.5%
$1,000,000—$4,999,999	1%
$5,000,000 or more	None

The Distributor and/or a Selling Agent (each as defined herein) may, in its discretion, waive the sales load for certain investors. See “Plan of Distribution.”

(2)	Assumes all shares currently registered are sold in the continuous offering as described herein. Shares are offered in a continuous offering at the Fund’s then current net asset value, plus any applicable sales load, as described herein.

2. The second paragraph adjacent to the heading “The Offering” within the “Summary of Terms” of the prospectus is hereby replaced with the following:

Investors purchasing Shares in the Fund (“Shareholders”) may be charged a sales load of up to 3% of the amount of the investor’s purchase in the manner set forth below:

Investment Amount	Sales Load
Less than $250,000	3%
$250,000—$499,999	2%
$500,000—$999,999	1.5%
$1,000,000—$4,999,999	1%
$5,000,000 or more	None

3. The 2.00% figure in the line item in the section entitled “Summary of Fees and Expenses—Transaction Fees— Maximum sales load (percentage of purchase amount)*” of the Prospectus is hereby replaced with 3.00%. In addition, the expense examples in the footnotes to the fee table are hereby replaced with the following:

EXAMPLE:

You would pay the following fees and expenses (including the sales load) on a $1,000 investment, assuming a 5% annual return:†

1 year	3 years	5 years	10 years
$84	$198	$318	$650

Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

†	On an investment of $50,000 the Example would be as follows:

EXAMPLE:

You would pay the following fees and expenses (including the sales load) on a $50,000 investment, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$4,214	$9,880	$15,882	$32,484

*	Generally, the minimum initial investment by an investor in the Fund is $50,000, which minimum may be reduced for certain investors. Investors purchasing Shares may be charged a sales load of up to 3% of the Investor’s subscription. The table assumes the maximum sales load is charged. Investments will be subject to a sales load in the amounts set forth below:

Investment Amount	Sales Load
Less than $250,000	3%
$250,000—$499,999	2%
$500,000—$999,999	1.5%
$1,000,000—$4,999,999	1%
$5,000,000 or more	None

The Distributor and/or a Selling Agent may, in its discretion, waive the sales load for certain investors. See “Plan of Distribution.”

4. The fourth paragraph in the section “Purchase of Shares—Purchase Terms” of the Prospectus is hereby replaced with the following:

Investors purchasing Shares in the Fund may be charged a sales load of up to 3% of the amount of the investor’s purchase, in the matter set forth below:

Investment Amount	Sales Load
Less than $250,000	3%
$250,000—$499,999	2%
$500,000—$999,999	1.5%
$1,000,000—$4,999,999	1%
$5,000,000 or more	None

5. The fifth paragraph in the section “Plan of Distribution” of the Prospectus is hereby replaced with the following:

The maximum aggregate sales load payable to the Distributor and all Selling Agents will not exceed 3.0% of the aggregate offering price of the Shares. The maximum aggregate Shareholder Servicing Fee payable by the Fund to the Distributor and all Service Agents (as set forth under the section “Shareholder Servicing Fee”) will not exceed 5.0% of the aggregate offering price of the Shares. For a description of the services to be provided by the Distributor and Service Agents in connection with the Shareholder Servicing Fee, see “Shareholder Servicing Fee.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.